Exhibit 24


                                POWER OF ATTORNEY


         WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001 and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 2002.



                                            /s/ James D. Kiggen
                                            ------------------------------------
                                            James D. Kiggen
                                            Chairman of the Board of Directors



STATE OF OHIO       )
                    )  SS:
COUNTY OF HAMILTON  )


         On the 25th day of January, 2002, personally appeared before me James
D. Kiggen, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 25th day of January, 2002.


                                            /s/ Susan D. McClarnon
                                            ----------------------
                                            Notary Public, State of Ohio
                                            My commission expires March 16, 2003

                                POWER OF ATTORNEY


         WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001 and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 2002.



                                            /s/ Phillip R. Cox
                                            --------------------------
                                            Phillip R. Cox
                                            Director



STATE OF OHIO       )
                    )  SS:
COUNTY OF HAMILTON  )


         On the 25th day of January, 2002, personally appeared before me Phillip
R. Cox, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 25th day of January, 2002.


                                            /s/ Susan D. McClarnon
                                            ----------------------
                                            Notary Public, State of Ohio
                                            My commission expires March 16, 2003

                                POWER OF ATTORNEY


         WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001 and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 2002.



                                            /s/ Richard G. Ellenberger
                                            --------------------------------
                                            Richard G. Ellenberger
                                            Director



STATE OF OHIO       )
                    )  SS:
COUNTY OF HAMILTON  )


         On the 25th day of January, 2002, personally appeared before me Richard
G. Ellenberger, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 25th day of January, 2002.


                                            /s/ Susan D. McClarnon
                                            ----------------------
                                            Notary Public, State of Ohio
                                            My commission expires March 16, 2003

                                POWER OF ATTORNEY


         WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001 and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 2002.



                                            /s/ William A. Friedlander
                                            ---------------------------------
                                            William A. Friedlander
                                            Director



STATE OF OHIO       )
                    )  SS:
COUNTY OF HAMILTON  )


         On the 25th day of January, 2002, personally appeared before me William
A. Friedlander, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 25th day of January, 2002.


                                            /s/ Susan D. McClarnon
                                            ----------------------
                                            Notary Public, State of Ohio
                                            My commission expires March 16, 2003

                                POWER OF ATTORNEY


         WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001 and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Jeffrey C. Smith, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 25th day of January, 2002.



                                            /s/ Karen M. Hoguet
                                            ----------------------------
                                            Karen M. Hoguet
                                            Director



STATE OF OHIO       )
                    )  SS:
COUNTY OF HAMILTON  )


         On the 25th day of January, 2002, personally appeared before me Karen
M. Hoguet, to me known and known to me to be the person described in and who executed the foregoing instrument, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 25th day of January, 2002.


                                            /s/ Susan D. McClarnon
                                            ----------------------
                                            Notary Public, State of Ohio
                                            My commission expires March 16, 2003

                                POWER OF ATTORNEY


         WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001 and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 2002.



                                            /s/ Daniel J. Meyer
                                            ---------------------------
                                            Daniel J. Meyer
                                            Director



STATE OF OHIO       )
                    )  SS:
COUNTY OF HAMILTON  )


         On the 25th day of January, 2002, personally appeared before me Daniel
J. Meyer, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 25th day of January, 2002.


                                            /s/ Susan D. McClarnon
                                            ----------------------
                                            Notary Public, State of Ohio
                                            My commission expires March 16, 2003

                                POWER OF ATTORNEY


         WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001 and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Jeffrey C. Smith, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 25th day of January, 2002.



                                            /s/ Mary D. Nelson
                                            -----------------------------
                                            Mary D. Nelson
                                            Director



STATE OF OHIO       )
                    )  SS:
COUNTY OF HAMILTON  )


         On the 25th day of January, 2002, personally appeared before me Mary D. Nelson, to me known and known to me to be the person described in and who executed the foregoing instrument, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 25th day of January, 2002.


                                            /s/ Susan D. McClarnon
                                            ----------------------
                                            Notary Public, State of Ohio
                                            My commission expires March 16, 2003

                                POWER OF ATTORNEY


         WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001 and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 2002.



                                            /s/ David B. Sharrock
                                            ------------------------------
                                            David B. Sharrock
                                            Director



STATE OF OHIO       )
                    )  SS:
COUNTY OF HAMILTON  )


         On the 25th day of January, 2002, personally appeared before me David
B. Sharrock, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 25th day of January, 2002.


                                            /s/ Susan D. McClarnon
                                            ----------------------
                                            Notary Public, State of Ohio
                                            My commission expires March 16, 2003

                                POWER OF ATTORNEY


         WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001 and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 2002.



                                            /s/ J. Taylor Crandall
                                            --------------------------------
                                            J. Taylor Crandall
                                            Director



STATE OF OHIO       )
                    )  SS:
COUNTY OF HAMILTON  )


         On the 25th day of January, 2002, personally appeared before me J. Taylor Crandall, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 25th day of January, 2002.


                                            /s/ Susan D. McClarnon
                                            ----------------------
                                            Notary Public, State of Ohio
                                            My commission expires March 16, 2003

                                POWER OF ATTORNEY


         WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001 and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 2002.



                                            /s/ John M. Zrno
                                            -----------------------------
                                            John M. Zrno
                                            Director



STATE OF OHIO       )
                    )  SS:
COUNTY OF HAMILTON  )


         On the 25th day of January, 2002, personally appeared before me John M. Zrno, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 25th day of January, 2002.


                                            /s/ Susan D. McClarnon
                                            ----------------------
                                            Notary Public, State of Ohio
                                            My commission expires March 16, 2003

                                POWER OF ATTORNEY


         WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001 and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 2002.



                                            /s/ Carl Redfield
                                            ------------------------------
                                            Carl Redfield
                                            Director



STATE OF OHIO       )
                    )  SS:
COUNTY OF HAMILTON  )


         On the 25th day of January, 2002, personally appeared before me Carl Redfield, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 25th day of January, 2002.


                                            /s/ Susan D. McClarnon
                                            ----------------------
                                            Notary Public, State of Ohio
                                            My commission expires March 16, 2003

                                POWER OF ATTORNEY


         WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2001 and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 2002.



                                            /s/ Lawrence J. Bouman
                                            --------------------------------
                                            Lawrence J. Bouman
                                            Director



STATE OF OHIO       )
                    )  SS:
COUNTY OF HAMILTON  )


         On the 25th day of January, 2002, personally appeared before me Lawrence J. Bouman, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 25th day of January, 2002.


                                            /s/ Susan D. McClarnon
                                            ----------------------
                                            Notary Public, State of Ohio
                                            My commission expires March 16, 2003